Exhibit 10.21

AMENDMENT NO. 7

AMENDMENT NO. 7, dated as of October 3, 2005 (this “Amendment”), among EMPIRE RESOURCES, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the “Company”); each of the lenders that is a signatory hereto (individually, a “Bank” and, collectively, the “Banks”); and JPMORGAN CHASE BANK, N.A., as agent for the Banks (in such capacity, together with its successors in such capacity, the “Agent”).

The Company, the Banks and the Agent are parties to a Credit Agreement, dated as of December 21, 2000 (as heretofore modified and supplemented and in effect on the date hereof, the “Credit Agreement”), providing, subject to the terms and conditions thereof, for extensions of credit to be made by said Banks to the Company. The Company, the Banks and the Agent now wish to amend the Credit Agreement in certain respects and, accordingly, the parties hereto hereby agree as follows:

Section 1. Definitions. Except as otherwise defined in this Amendment No. 7, terms defined in the Credit Agreement are used herein as defined therein.

Section 2. Amendment. Subject to the occurrence of the Amendment Effective Date and effective on such date, the Credit Agreement shall be amended as follows:

2.01.      Section 1.01 of the Credit Agreement shall be amended by deleting the definition of “Loan Commitment Sub-limit”.

2.02.      The definition of “Commitment” in Section 1.01 of the Credit Agreement (Definitions) shall be amended by deleting the words “ provided that in no event shall the aggregate amount of the Commitments to make Loans exceed the Loan Commitment Sub-limit”.

2.03.      Clause (a) of Section 2.01 of the Credit Agreement shall be amended by deleting the words “lesser of the Loan Commitment Sub-limit and”.

Section 3. Representations and Warranties. The Company represents and warrants to the Banks as of the Amendment Effective Date that (x) the representations and warranties set forth in Section 7 of the Credit Agreement and in Article III the Security Agreement are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said Section 7 to “this Agreement” included reference to this Amendment No. 7, except (i) changes resulting from transactions contemplated by or permitted by the Credit Agreement, and (ii) those applicable to a specific date or period and (y) no Default has occurred and is continuing.

Section 4. Conditions Precedent. As provided in Section 2 above, the amendments to the Credit Agreement set forth in said Section 2 shall become effective, as of October 3, 2005 (the

“Amendment Effective Date”), upon (i) the execution of this Amendment No. 7 by the Company, each of the Banks and the Agent, (ii) the delivery by the Company of board of director resolutions approving this Amendment No. 7 and the transactions contemplated herein, in form and substance satisfactory to the Agent and (iii) the payment by the Company of all fees and expenses due and owing on such date.

Section 5. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 7 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 7 by signing any such counterpart. This Amendment No. 7 shall be governed by, and construed in accordance with, the law of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 7 to be duly executed and delivered as of the day and year first above written.

EMPIRE RESOURCES, INC.

By /s/ Sandra R. Kahn

Name: Sandra R. Kahn

Title: Vice President

JPMORGAN CHASE BANK, N.A.,

as Agent

By /s/ Thomas S. Drake

Name: Thomas S. Drake

Title: Vice President

BROWN BROTHERS HARRIMAN & CO.

By /s/ Kathryn C. George

Name: Kathryn C. George

Title: Managing Director

CITICORP USA, INC.

By /s/ Keith Pallmann

Name: Keith Pallmann

Title: Vice President

JPMORGAN CHASE BANK, N.A.

By /s/ Thomas S. Drake

Name: Thomas S. Drake

Title: Vice President

COOPERATIEVE CENTRALE RAIFFEISEN-

BOERENLEENBANK B.A., “RABOBANK

INTERNATIONAL”, NEW YORK BRANCH

By /s/ Rebecca O. Morrow

Name: Rebecca O. Morrow

Title: Executive Director

By /s/ Eva Rushkevich

Name: Eva Rushkevich

Title: Executive Director